UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 South Clearview Parkway

Jefferson, Louisiana 70121

(Address of principal executive offices) (Zip Code)

(504) 729-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Certain financial and operating information for the fourth quarter and fiscal year ended October 31, 2013 of Stewart Enterprises, Inc. (the “Company”), which has been provided by the Company to Service Corporation International (“SCI”), is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company has provided its audited consolidated financial statements for the year ended October 31, 2013 to SCI and is filing them with this report. Such financial statements are attached hereto as Exhibit 99.2 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Certain financial and operating information for the fourth quarter and fiscal year ended October 31, 2013 of Stewart Enterprises, Inc.

99.2	Audited consolidated financial statements of Stewart Enterprises, Inc. for the year ended October 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

December 19, 2013	/s/ Lewis J. Derbes, Jr.
Lewis J. Derbes, Jr.
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certain financial and operating information for the fourth quarter and fiscal year ended October 31, 2013 of Stewart Enterprises, Inc.

99.2	Audited consolidated financial statements of Stewart Enterprises, Inc. for the year ended October 31, 2013